EXHIBIT 32.2
CERTIFICATIONS PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002
In connection with this annual report on Form 40-F of Glamis Gold Ltd. for the period ended December 31, 2005, I, Cheryl S. Maher, Chief Financial Officer of the issuer, certify that:
1.     The annual report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.     The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Date: March 15, 2006	By:	/s/ Cheryl S. Maher
Cheryl S. Maher
Chief Financial Officer

This certification accompanies the annual report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the issuer for purposes of Section 18 of the Securities Exchange Act of 1934.

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